UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

October 31, 2025

ANNUAL REPORT

ALLIANCEBERNSTEIN

NATIONAL MUNICIPAL INCOME FUND (NYSE: AFB)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

A Word from

Our President

Onur Erzan President and Chief Executive Officer, AB Mutual Funds

Dear Shareholder,

We’re pleased to provide this report for the AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge closed-end fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB closed-end funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Closed-end Funds

ABFunds.com	AllianceBernstein National Municipal Income Fund 1

ANNUAL REPORT

December 29, 2025

This report provides management’s discussion of fund performance for the AllianceBernstein National Municipal Income Fund, Inc., for the annual reporting period ended October 31, 2025. The Fund is a closed-end fund, and its shares are listed and traded on the New York Stock Exchange.

The Fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax.

RETURNS AS OF OCTOBER 31, 2025 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND (NAV)	6.34%	1.58%

Bloomberg Municipal Bond Index	4.99%	4.17%

The Fund’s market price per share on October 31, 2025, was $10.99. The Fund’s NAV price per share on October 31, 2025, was $12.20 For additional Financial Highlights, please see pages 46-47.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2025.

For the 12-month period, sector allocation and security selection detracted from performance, relative to the benchmark. An overweight to guaranteed, local general obligation and an underweight to state general obligation were the three largest detractors, while allocation to prepay energy, special tax and water & sewer contributed.

For the six-month period, sector allocation and security selection detracted from performance. An overweight to prepay energy and senior living were the two largest contributors, while overweights to guaranteed and local general obligation detracted.

Leverage, achieved through the usage of tender option bond (“TOB”) and variable-rate municipal term preferred shares, contributed to total return over the six-month period and slightly detracted over the 12-month period.

The Fund did not use derivatives during either period.

2 AllianceBernstein National Municipal Income Fund	ABFunds.com

MARKET OVERVIEW

For the 12-month period ending October 31, 2025, the yield on a 10-year 5% coupon AAA municipal bond fell to 2.73% from 3.01% and the yield on the 10-year US Treasury fell to 4.11% from 4.29%. For the 12-month period, the steepening in the yield-curve contributed to the underperformance of the Fund, relative to the benchmark. After-tax spreads tightened in the intermediate part of the curve and widened in the long end, creating a steep yield-curve, driven by an increase in municipal supply. The steepness in the municipal yield-curve presents a compelling case for allocating to the long end, as even a modest decline in yields could result in outsized returns for long bonds. For the six-month period, the flattening of the yield-curve, which benefited longer durations, contributed to the outperformance of the Fund, relative to the benchmark. Investors responded to a more dovish Federal Reserve and softening economic data by extending duration.

INVESTMENT STRATEGY

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. The Team relies on an investment process that combines quantitative and fundamental research to build effective bond portfolios.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 11.59% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal alternative minimum tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 4-8 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 40-44.

ABFunds.com	AllianceBernstein National Municipal Income Fund 3

DISCLOSURES AND RISKS

AllianceBernstein National Municipal Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAVs and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 9-10.

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Financing and Related Transactions; Leverage and Other Risks: The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB

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DISCLOSURES AND RISKS (continued)

transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Variable Rate Demand Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose entity (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term [seven-day] demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (the “liquidity provider”) that allows holders of the floaters to tender their securities in exchange for payment of par plus accrued interest, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. The Fund may invest in a TOB trust on either a recourse or non-recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When the Fund invests in a TOB trust on a non-recourse basis, the Fund will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. If the Fund invests in a TOB trust on a recourse basis, the Fund will typically enter into a reimbursement agreement or other arrangement with the Liquidity Provider where the Fund is required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, if the Fund invests in a TOB trust on a recourse basis, the Fund could suffer losses in excess of the value of its residual inverse floaters. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s

ABFunds.com	AllianceBernstein National Municipal Income Fund 5

DISCLOSURES AND RISKS (continued)

outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Tax Risk: There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and NAV and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by the Fund. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises,

6 AllianceBernstein National Municipal Income Fund	ABFunds.com

DISCLOSURES AND RISKS (continued)

uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially

ABFunds.com	AllianceBernstein National Municipal Income Fund 7

DISCLOSURES AND RISKS (continued)

over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are or become difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be magnified in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

8 AllianceBernstein National Municipal Income Fund	ABFunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2015 TO 10/31/2025

$20,000
$15,000
$10,000
$5,000
$0
AllianceBernstein National Municipal Income Fund: $12,726
Bloomberg Municipal Bond Index: $12,707
10/15
10/16
10/17
10/18
10/19
10/20
10/21
10/22
10/23
10/24
10/25
AllianceBernstein National Municipal Income Fund
Bloomberg Municipal Bond Index

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein National Municipal Income Fund based on market prices (from 10/31/2015 to 10/31/2025) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2025 (unaudited)

	NAV Returns	Market Price

1 Year	1.58%	1.70%

5 Years	0.18%	0.00%

10 Years	2.44%	2.32%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2025 (unaudited)

	NAV Returns	Market Price

1 Year	-3.04%	-3.85%

5 Years	-0.34%	-0.78%

10 Years	2.28%	2.40%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

ABFunds.com	AllianceBernstein National Municipal Income Fund 9

PORTFOLIO SUMMARY

October 31, 2025 (unaudited)

Portfolio Statistics Net Assets ($mil): $350.8

QUALITY RATING BREAKDOWN[1]

Highest of S&P, Moody's and Fitch

12.4% AAA
39.2% AA
20.0% A
16.6% BBB
7.5% BB
0.5% B
3.8% Not Rated

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

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PORTFOLIO OF INVESTMENTS

October 31, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 164.3%
Long-Term Municipal Bonds – 164.3%
Alabama – 1.6%
County of Jefferson AL Sewer Revenue (County of Jefferson AL Sewer Revenue) Series 2024 5.25%, 10/01/2049	$2,000	$2,084,744
5.50%, 10/01/2053	2,410	2,539,316
Mobile County Industrial Development Authority (ArcelorMittal SA) Series 2024 4.75%, 12/01/2054	1,030	961,351

		5,585,411

Alaska – 0.8%
Municipality of Anchorage AK (Municipality of Anchorage AK) Series 2024-A 4.50%, 02/01/2060	3,000	2,835,520

Arizona – 3.4%
Maricopa County Industrial Development Authority (Legacy Traditional School Obligated Group) Series 2025 5.50%, 07/01/2060	1,000	1,005,714
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032	1,200	1,315,497
5.00%, 12/01/2037	8,700	9,519,760

		11,840,971

Arkansas – 0.6%
Pulaski County Public Facilities Board (Baptist Health Obligated Group) Series 2014 5.00%, 12/01/2042	2,000	2,001,122

California – 14.4%
Alameda Corridor Transportation Authority (Alameda Corridor Transportation Authority) Series 2022-A 0.00%, 10/01/2050(a)	10,000	5,728,755
AG Series 2024-A Zero Coupon, 10/01/2052	6,500	1,828,239
Zero Coupon, 10/01/2053	6,000	1,600,820
California Enterprise Development Authority (Real Journey Academies Obligated Group) Series 2024-A 5.00%, 06/01/2064(b)	2,000	1,824,024

ABFunds.com	AllianceBernstein National Municipal Income Fund 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Desertxpress Enterprises) Series 2025 9.50%, 01/01/2065(b)	$2,000	$1,600,000
California State University (California State University) Series 2025-2 4.63%, 11/01/2056(b)(c)	10,000	10,239,229
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AG Series 2022-A 5.375%, 08/15/2057	2,000	2,065,358
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2036(b)	800	804,520
5.25%, 12/01/2056(b)	1,000	993,459
Long Beach Bond Finance Authority (Bank of America Corp.) Series 2007-A 5.50%, 11/15/2037	2,000	2,382,794
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-A 6.50%, 11/01/2039	2,000	2,511,907
Series 2009-C 6.50%, 11/01/2039	2,000	2,511,907
San Francisco Intl Airport (San Francisco Intl Airport) Series 2025-2 5.00%, 05/01/2044(b)(c)	10,000	10,200,511
Southern California Public Power Authority (Goldman Sachs Group) Series 2007-A 5.00%, 11/01/2033	3,335	3,673,163
Washington Township Health Care District (Washington Township Health Care District) AG Series 2023-B 4.50%, 08/01/2053	2,625	2,636,501

		50,601,187

Colorado – 2.9%
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2044	705	716,922

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Denver Health & Hospital Authority (Denver Health & Hospital Authority) Series 2025-A 6.00%, 12/01/2055	$1,000	$1,082,568
St. Vrain Lakes Metropolitan District No. 4 (St. Vrain Lakes Metropolitan District No. 4) Series 2024-A 0.00%, 09/20/2054(a)(b)	1,000	701,573
Town of Vail CO (Town of Vail CO COP) Series 2025 5.50%, 12/01/2064	6,000	6,478,641
Vail Home Partners Corp. (Vail Home Partners Corp.) Series 2025 6.00%, 10/01/2064(b)	1,000	1,021,862

		10,001,566

Connecticut – 0.3%
Connecticut State Health & Educational Facilities Authority (University of Hartford/The) Series 2019 4.00%, 07/01/2049	1,500	1,130,884

District of Columbia – 4.3%
District of Columbia (Catholic University of America) Series 2025 5.75%, 10/01/2055	2,000	2,137,518
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2025-2 5.50%, 10/01/2055(b)(c)	10,000	10,773,163
Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2025-A 5.25%, 07/15/2055	2,000	2,130,060

		15,040,741

Florida – 14.1%
Capital Trust Authority (Madrone Florida Tech Student Housing I) Series 2025 5.375%, 07/01/2065(b)	2,000	1,948,679

ABFunds.com	AllianceBernstein National Municipal Income Fund 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital Trust Authority (Mason Classical Academy) Series 2024 5.00%, 06/01/2054(b)	$2,750	$2,409,415
County of Miami-Dade FL (County of Miami-Dade FL) Series 2021 4.00%, 07/01/2050	4,355	4,007,521
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2025-2 5.50%, 10/01/2055(b)(c)	10,000	10,611,795
Florida Development Finance Corp. (Brightline Trains Florida) AG Series 2024 5.25%, 07/01/2053	10,000	9,963,035
Florida Development Finance Corp. (Cornerstone Charter Academy Obligated Group) Series 2022 5.125%, 10/01/2052(b)	1,000	923,220
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2022-A 4.00%, 06/15/2052	3,250	2,596,926
Florida Local Government Finance Commission (Ponte Vedra Pine Obligated Group) Series 2025 6.875%, 11/15/2064(b)	1,000	1,041,331
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2024 4.25%, 06/01/2054	3,000	2,766,750
Lakewood Ranch Stewardship District (Lakewood Ranch Stewardship District Series 2023 Assessment) Series 2023 6.30%, 05/01/2054	990	1,044,590
Lee County Industrial Development Authority/FL (Shell Point Obligated Group) Series 2024 5.25%, 11/15/2054	2,000	2,009,138
Series 2024-C 5.00%, 11/15/2054	2,000	1,930,853
Miami-Dade County Expressway Authority (Miami-Dade County Expressway Authority) Series 2014-A 5.00%, 07/01/2044	5,000	4,979,747

14 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2025 5.25%, 11/01/2055	$3,000	$3,064,716

		49,297,716

Georgia – 7.5%
Atlanta Development Authority (The) (City of Atlanta GA Westside Tax Allocation District Gulch Area) Series 2024 0.00%, 12/15/2048(a)(b)	2,000	1,782,623
City of Atlanta GA Department of Aviation (City of Atlanta GA Dept. of Aviation) Series 2025-2 5.50%, 07/01/2055(b)(c)	10,000	10,693,194
Municipal Electric Authority of Georgia (JEA Electric System Revenue) Series 2019 5.00%, 01/01/2049	2,000	2,004,233
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2019 5.00%, 01/01/2063	3,165	3,165,123
Municipal Electric Authority of Georgia (PowerSouth Energy Cooperative) Series 2023 5.50%, 07/01/2064	1,340	1,374,492
Savannah Georgia Convention Center Authority (Savannah Georgia Convention Center Authority) Series 2025 5.25%, 06/01/2061	2,000	1,991,941
AG Series 2025 5.00%, 06/01/2058	4,000	4,111,767
5.50%, 06/01/2050	1,230	1,323,763

		26,447,136

Hawaii – 3.1%
State of Hawaii Airports System Revenue (State of Hawaii Airports System Revenue) Series 2025-2 5.50%, 07/01/2054(b)(c)	10,000	10,797,913

Illinois – 13.4%
Chicago Board of Education (Chicago Board of Education) Series 2016-A 7.00%, 12/01/2044	2,000	2,005,095

ABFunds.com	AllianceBernstein National Municipal Income Fund 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-D 5.00%, 12/01/2046	$5,005	$4,541,440
Series 2025-C 5.50%, 12/01/2045(d)	5,000	4,891,270
Chicago O’Hare International Airport (Chicago O’Hare Intl Airport) Series 2024-A 5.50%, 01/01/2053	2,160	2,296,458
City of Chicago IL (City of Chicago IL) Series 2025-A 6.00%, 01/01/2050	2,000	2,097,967
Eastern Illinois Economic Development Authority (Eastern Illinois Economic Development Authority) Series 2025 7.00%, 02/15/2056	1,000	966,308
Illinois Finance Authority (Centerpoint Joliet Terminal Railroad) Series 2025 4.80%, 12/01/2043(b)	2,000	2,066,656
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2045	4,500	4,501,330
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2017-A 5.00%, 06/15/2057	8,755	8,716,480
State of Illinois (State of Illinois) Series 2024-B 4.25%, 05/01/2046	4,900	4,621,539
Series 2025-2 5.25%, 09/01/2049(b)(c)	10,000	10,386,184

		47,090,727

Indiana – 1.4%
Indiana Finance Authority (SFP-PUFW I LLC) Series 2024 5.25%, 07/01/2064	2,000	2,026,711
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	3,000	2,897,855

		4,924,566

16 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana – 3.2%
City of New Orleans LA (City of New Orleans LA) Series 2025-2 5.00%, 12/01/2046(b)(c)	$4,000	$4,104,314
5.00%, 12/01/2050(b)(c)	6,000	6,132,500
Louisiana Public Facilities Authority (Acadiana Renaissance Charter Academy) Series 2025 6.00%, 06/15/2059(b)	1,000	1,004,211

		11,241,025

Maryland – 0.6%
Maryland Economic Development Corp. (Maryland Econ Dev Corp-Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058	2,000	2,123,989

Massachusetts – 9.6%
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2025-2 5.00%, 05/01/2053(b)(c)	10,000	10,423,467
5.00%, 01/01/2054(b)(c)	11,060	11,562,738
Massachusetts Development Finance Agency (Care Communities Obligated Group) Series 2025 6.375%, 07/15/2045(b)	1,000	1,011,816
Massachusetts Development Finance Agency (CHF Merrimack, Inc.) Series 2024 5.00%, 07/01/2060(b)	1,000	941,268
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.00%, 01/01/2047	5,750	5,594,190
Massachusetts Development Finance Agency (Lifespan Obligated Group) Series 2025 5.50%, 08/15/2050	2,000	2,082,284
Massachusetts Development Finance Agency (PRG Medford Properties) Series 2025 5.25%, 06/01/2065	2,000	2,073,714

		33,689,477

ABFunds.com	AllianceBernstein National Municipal Income Fund 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 3.1%
City of Detroit MI (City of Detroit MI) Series 2020 5.50%, 04/01/2050	$1,970	$2,025,052
Series 2023-C 6.00%, 05/01/2043	2,300	2,536,132
Detroit Downtown Development Authority (Detroit Downtown Development Authority Catalyst Development Area) Series 2024 5.00%, 07/01/2048	5,335	5,552,136
Plymouth Educational Center Charter School (Plymouth Educational Center Charter School) Series 2005 5.125%, 11/01/2023(e)(f)	2,140	856,000

		10,969,320

Minnesota – 2.2%
City of Woodbury MN (Math & Science Academy/MN) Series 2025 5.50%, 06/01/2063(b)	2,000	1,855,303
Duluth Economic Development Authority (Essentia Health Obligated Group) Series 2018 5.00%, 02/15/2053	5,625	5,674,790

		7,530,093

Nebraska – 1.5%
Central Plains Energy Project (Goldman Sachs Group) Series 2017-A 5.00%, 09/01/2031	5,000	5,362,539

New Hampshire – 4.4%
New Hampshire Business Finance Authority (ARC70 2025-1) Series 2025-1, Class A2 5.15%, 06/20/2041	1,998	2,084,436
New Hampshire Business Finance Authority (ARC70 II TRUST) Series 2024 4.15%, 10/20/2040	1,996	1,991,098
New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(b)	955	955,606

18 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Greater Raleigh Area Christian Education) Series 2025 6.00%, 08/01/2065	$1,000	$1,007,471
New Hampshire Business Finance Authority (Lakes Fresh Water Supply District of Denton County) Series 2024 5.00%, 12/01/2028(b)	747	747,398
New Hampshire Business Finance Authority (NFA 2020-1) Series 2020-1, Class A 4.125%, 01/20/2034	732	746,470
New Hampshire Business Finance Authority (NFA 2025-1) Series 2025 5.75%, 04/28/2042	2,000	2,087,920
New Hampshire Business Finance Authority (Novant Health Obligated Group) Series 2025 5.00%, 06/01/2055	2,000	2,017,239
New Hampshire Business Finance Authority (Reworld Holding Corp.) Series 2020-A 3.625%, 07/01/2043(b)	1,000	833,611
New Hampshire Business Finance Authority (Valencia Project) Series 2024 5.30%, 12/01/2032(b)	1,000	1,003,260
New Hampshire Health & Education Facilities Authority Act (Dartmouth Health Obligated Group) Series 2020-A 5.00%, 08/01/2059	2,000	2,075,340

		15,549,849

New Jersey – 0.6%
New Jersey Economic Development Authority (DRP Urban Renewal 4 LLC) Series 2025 6.625%, 01/01/2045(b)	1,000	1,039,449
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.125%, 01/01/2034	1,000	1,001,703

		2,041,152

ABFunds.com	AllianceBernstein National Municipal Income Fund 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York – 11.4%
Build NYC Resource Corp. (Zeta Charter Schools Obligated Group) Series 2025 5.375%, 10/15/2061(b)	$2,000	$1,953,082
City of New York NY (City of New York NY) Series 2023 4.125%, 08/01/2053	11,300	10,507,849
New York State Thruway Authority (State of New York Pers Income Tax) Series 2025 5.00%, 03/15/2055	1,000	1,047,401
New York Transportation Development Corp. (JFK Millennium Partners) AG Series 2024 0.00%, 12/31/2054(a)	17,000	11,045,708
New York Transportation Development Corp. (JFK NTO LLC) AG Series 2025 5.50%, 06/30/2059	10,000	10,422,991
Triborough Bridge & Tunnel Authority Sales Tax Revenue (Triborough Bridge & Tunnel Authority Sales Tax Revenue) Series 2023-A 4.125%, 05/15/2053	3,500	3,321,706
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	490	489,773
5.25%, 09/15/2042	205	199,006
5.25%, 09/15/2047	355	330,418
5.25%, 09/15/2053	760	688,812

		40,006,746

North Carolina – 1.3%
Greater Asheville Regional Airport Authority (Greater Asheville Regional Airport Authority) AG Series 2023 5.25%, 07/01/2053	4,000	4,102,862
North Carolina Turnpike Authority (North Carolina Turnpike Authority) AG Series 2024 Zero Coupon, 01/01/2053	1,000	268,271

		4,371,133

20 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.6%
City of Grand Forks ND (Altru Health System Obligated Group) AG Series 2023-A 5.00%, 12/01/2053	$2,000	$2,044,760

Ohio – 6.9%
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-A 4.00%, 06/01/2048	2,000	1,731,515
County of Cuyahoga OH (MetroHealth System/The) Series 2017 5.50%, 02/15/2052	4,585	4,587,182
County of Hamilton OH (UC Health Obligated Group) Series 2025-A 5.50%, 08/01/2051	5,000	5,161,866
Ohio Higher Educational Facility Commission (John Carroll University) Series 2025 5.50%, 10/01/2057	2,000	1,997,909
Worthington City School District (Worthington City School District) Series 2025-2 5.50%, 12/01/2054(b)(c)	10,000	10,693,493

		24,171,965

Oklahoma – 3.9%
Oklahoma Turnpike Authority (Oklahoma Turnpike Authority) Series 2023 4.50%, 01/01/2053	11,235	11,258,083
Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2040	2,000	2,242,905

		13,500,988

Oregon – 0.4%
Multnomah County School District No. 40 (Multnomah County School District No. 40) Series 2023-A Zero Coupon, 06/15/2051	5,000	1,360,621

Pennsylvania – 4.9%
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2024 5.00%, 06/30/2039	1,000	905,678

ABFunds.com	AllianceBernstein National Municipal Income Fund 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024-A 6.00%, 06/30/2034	$155	$166,877
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Dept. of Transportation) AG Series 2022 5.75%, 12/31/2062	7,500	7,949,221
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	4,060	4,069,957
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group) Series 2025 5.00%, 08/15/2055	2,000	2,072,735
5.50%, 08/15/2055	2,000	2,174,104

		17,338,572

South Carolina – 4.9%
South Carolina Jobs-Economic Development Authority (Beaufort Memorial Hospital Obligated Group) Series 2024 5.75%, 11/15/2054	5,250	5,443,091
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 4.50%, 11/01/2054	10,000	9,833,152
South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2022 3.00%, 12/01/2046	1,132	831,618
3.00%, 12/01/2049	1,566	1,102,822

		17,210,683

South Dakota – 0.2%
County of Lincoln SD (Augustana College Association/SD) Series 2021 4.00%, 08/01/2061	1,000	771,954

Tennessee – 0.8%
Shelby County Health & Educational Facilities Board (Madrone Memphis Student Housing I) Series 2024 5.00%, 06/01/2044(b)	1,000	974,860
5.25%, 06/01/2056(b)	2,050	1,949,777

		2,924,637

22 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 23.8%
Arlington Higher Education Finance Corp. (Uplift Education) Series 2023-A 4.375%, 12/01/2058	$3,000	$2,892,366
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Board of Managers Joint Guadalupe County-City of Seguin Hospital) Series 2015 5.00%, 12/01/2045	4,000	3,787,040
County of Smith TX (County of Smith TX) Series 2023 5.00%, 08/15/2048	7,000	7,283,207
Dallas Independent School District (Dallas Independent School District) Series 2024-2 4.00%, 02/15/2054(b)(c)	12,000	11,172,167
Denton Independent School District (Denton Independent School District) Series 2025-2 5.00%, 08/15/2053(b)(c)	10,000	10,394,603
Greenwood Independent School District (Greenwood Independent School District) Series 2025-2 5.00%, 02/15/2049(b)(c)	10,095	10,490,246
Hidalgo County Regional Mobility Authority (Hidalgo County Regional Mobility Authority) Series 2022-A Zero Coupon, 12/01/2044	2,420	930,571
Zero Coupon, 12/01/2045	3,360	1,213,507
Leander Independent School District (Leander Independent School District) Series 2025-2 5.00%, 08/15/2055(b)(c)	10,000	10,474,910
Melissa Independent School District (Melissa Independent School District) Series 2024-2 4.25%, 02/01/2053(b)(c)	12,780	12,477,849
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Denton) AG Series 2018-A1 5.00%, 07/01/2038	500	510,722
Rockwall Independent School District (Rockwall Independent School District) Series 2025-2 5.00%, 02/15/2054(b)(c)	10,000	10,440,429

ABFunds.com	AllianceBernstein National Municipal Income Fund 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources Obligated Group) Series 2025-A 5.00%, 11/15/2055	$1,500	$1,559,415

		83,627,032

Virginia – 1.0%
Henrico County Economic Development Authority (Bon Secours Mercy Health) Series 2025 5.00%, 11/01/2048	1,000	1,041,103
Virginia College Building Authority (Regent University Obligated Group) Series 2025 6.00%, 06/01/2055	2,200	2,338,748

		3,379,851

Washington – 1.1%
Grays Harbor County Public Hospital District No. 1 (Grays Harbor County Public Hospital District No. 1) Series 2023 6.875%, 12/01/2053	1,000	1,107,633
King County Public Hospital District No. 4 (King County Public Hospital District No. 4) Series 2025 7.00%, 12/01/2060	1,000	1,020,668
Washington State Housing Finance Commission (WSHFC 2021-1) Series 2021-1, Class A 3.50%, 12/20/2035	932	906,554
Washington State Housing Finance Commission (WSHFC 2023-1) Series 2023-1, Class A 3.375%, 04/20/2037	981	926,620

		3,961,475

Wisconsin – 10.1%
Wisconsin Health & Educational Facilities Authority (Hospital Sisters Services Obligated Group) Series 2025 5.50%, 08/15/2048	2,000	2,143,671
Wisconsin Health & Educational Facilities Authority (Sanford Obligated Group) BAM Series 2024 4.50%, 02/15/2054	3,000	2,955,921
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(b)	2,000	917,611

24 AllianceBernstein National Municipal Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2052	$8,500	$8,504,898
5.00%, 02/01/2062	1,500	1,493,674
Wisconsin Public Finance Authority (CHF – Wilmington LLC) AG Series 2018 5.00%, 07/01/2058	4,000	3,963,699
Wisconsin Public Finance Authority (Foundation Academy Charter School A NJ Nonprofit) Series 2024 5.00%, 07/01/2060(b)	1,500	1,340,760
Wisconsin Public Finance Authority (Heritage Bend Project) Series 2025 Zero Coupon, 12/15/2042(b)	2,000	606,651
Wisconsin Public Finance Authority (Montgomery County Municipal Utility District Nos 123 & 153) Series 2024 Zero Coupon, 12/15/2034(b)	1,000	581,992
Wisconsin Public Finance Authority (Pinecrest Academy of Nevada) Series 2024 4.25%, 07/15/2044(b)	1,000	886,496
4.50%, 07/15/2049(b)	1,000	877,469
4.50%, 07/15/2053(b)	1,000	856,908
Wisconsin Public Finance Authority (Prerefunded – US Treasuries) Series 2022 4.00%, 04/01/2052(b)	90	96,232
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2047	4,000	4,014,138
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2037	1,505	1,361,639
Wisconsin Public Finance Authority (SR 400 Peach Partners LLC) Series 2025 5.75%, 12/31/2065	2,000	2,071,491
Wisconsin Public Finance Authority (Triad Math & Science Academy) Series 2025 5.25%, 06/15/2065	2,000	1,908,230

ABFunds.com	AllianceBernstein National Municipal Income Fund 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Waterstone Projects) Series 2024 5.50%, 12/15/2038(b)	$1,000	$1,003,908

		35,585,388

Total Municipal Obligations (cost $570,100,445)		576,358,709

	Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(g)(h)(i) (cost $3,942,228)	3,942,228	3,942,228

Total Investments – 165.4% (cost $574,042,673)		580,300,937
Other assets less liabilities – (65.4)%		(229,489,457)

Net Assets – 100.0%		$350,811,480

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2025.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $220,623,735 or 62.9% of net assets.

(c)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note H).

(d)	When-Issued or delayed delivery security.

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	Affiliated investments.

(i)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

As of October 31, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 11.6% and 0.0%, respectively.

Glossary:

AG – Assured Guaranty Inc.

BAM – Build American Mutual

CHF – Collegiate Housing Foundation

COP – Certificate of Participation

OSF – Order of St. Francis

SD – School District

See notes to financial statements.

26 AllianceBernstein National Municipal Income Fund	ABFunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $570,100,445)	$576,358,709
Affiliated issuers (cost $3,942,228)	3,942,228
Cash	472
Interest receivable	7,805,591
Receivable for investment securities sold	265,615
Affiliated dividends receivable	1,711
Receivable due from Adviser	40,131

Total assets	588,414,457

Liabilities
Payable for floating rate notes issued*	132,125,000
Variable Rate Demand Preferred Shares, at liquidation value (net of unamortized deferred offering cost of $315,565)	99,684,435
Payable for investment securities purchased	4,881,200
Advisory fee payable	243,963
Interest expense payable	239,753
Variable Rate Demand Preferred Shares offering expense payable	157,954
Directors’ fees payable	1,691
Accrued expenses and other liabilities	268,981

Total liabilities	237,602,977

Net Assets Applicable to Common Shareholders	$350,811,480

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,996,000 shares authorized, 28,744,936 shares issued and outstanding	$28,745
Additional paid-in capital	402,737,703
Accumulated loss	(51,954,968)

Net Assets Applicable to Common Shareholders	$350,811,480

Net Asset Value Applicable to Common Shareholders (based on 28,744,936 common shares outstanding)	$12.20

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note H).

See notes to financial statements.

ABFunds.com	AllianceBernstein National Municipal Income Fund 27

STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Interest	$27,291,070
Dividends—Affiliated issuers	81,251	$27,372,321

Expenses
Advisory fee (see Note B)	2,918,985
Legal	96,004
Custody and accounting	87,002
Audit and tax	74,542
Printing	63,484
Transfer agency	48,345
Registration fees	29,464
Directors’ fees and expenses	20,475
Miscellaneous	24,621

Total expenses before interest expense, fees and amortization of offering costs	3,362,922
Interest expense, fees and amortization of offering costs	9,272,696

Total expenses	12,635,618
Less: expenses waived and reimbursed by the Adviser (see Note B)	(43,916)

Net expenses		12,591,702

Net investment income		14,780,619

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(12,872,909)
Net change in unrealized appreciation (depreciation) of investments		1,536,379

Net loss on investment transactions		(11,336,530)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$3,444,089

See notes to financial statements.

28 AllianceBernstein National Municipal Income Fund	ABFunds.com

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2025	Year Ended October 31, 2024
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$14,780,619	$11,747,356
Net realized loss on investment transactions	(12,872,909)	(8,422,253)
Net change in unrealized appreciation (depreciation) of investments	1,536,379	58,013,270

Net increase in net assets applicable to common shareholders resulting from operations	3,444,089	61,338,373
Distributions to Common Shareholders	(14,063,172)	(11,558,339)

Total increase (decrease)	(10,619,083)	49,780,034
Net Assets Applicable to Common Shareholders
Beginning of period	361,430,563	311,650,529

End of period	$350,811,480	$361,430,563

See notes to financial statements.

ABFunds.com	AllianceBernstein National Municipal Income Fund 29

STATEMENT OF CASH FLOWS

For the year ended October 31, 2025

Cash flows from operating activities
Net increase in net assets from operations		$3,444,089
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(321,753,099)
Purchases of short-term investments	(98,980,086)
Proceeds from disposition of long-term investments	331,603,067
Proceeds from disposition of short-term investments	95,581,972
Net realized loss on investment transactions	12,872,909
Net change in unrealized appreciation (depreciation) on investment transactions	(1,536,379)
Net accretion of bond discount and amortization of bond premium	(342,084)
Decrease in deferred offering cost	255,353
Increase in receivable for investments sold	(265,615)
Decrease in interest receivable	218,514
Increase in affiliated dividends receivable	(237)
Increase in receivable due from Adviser	(40,065)
Decrease in payable for investments purchased	(6,599,460)
Decrease in advisory fee payable	(14,392)
Decrease in interest expense payable	(385,447)
Increase in VRDPS offering expense payable	86,314
Decrease in Directors’ fee payable	(440)
Decrease in accrued expenses and other liabilities	(81,383)

Total adjustments		10,619,442

Net cash provided by (used in) operating activities		14,063,531
Cash flows from financing activities
Cash dividends paid	(14,063,172)
Increase in payable for floating rate notes issued	88,275,000
Decrease in payable for Variable Rate MuniFund Term Preferred Shares	(88,275,000)

Net cash provided by (used in) financing activities		(14,063,172)

Net increase in cash		359
Cash at beginning of year		113

Cash at end of year		$472

Supplemental disclosure of cash flow information
Interest expense paid during the year	$9,381,796

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in floating rate notes and Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares throughout the year.

See notes to financial statements.

30 AllianceBernstein National Municipal Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a

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NOTES TO FINANCIAL STATEMENTS (continued)

market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

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market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$576,358,709		$	– 0	–	$576,358,709
Short-Term Investments		3,942,228		– 0	–		– 0	–	3,942,228

Total Investments in Securities		3,942,228		576,358,709			– 0	–	580,300,937
Other Financial Instruments(a)		– 0	–	– 0	–		– 0	–	– 0	–

Total		$3,942,228		$576,358,709		$	– 0	–	$580,300,937

The Fund holds liabilities for floating rate note obligations which are not reflected in the table above. The fair value of the Fund’s liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as level 2.

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

7. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at the annual rate of .55% of the Fund’s adjusted average daily net assets. Such advisory fee, which is calculated on the basis of the assets attributable to the Fund’s common and preferred shareholders, is accrued daily and paid monthly. In computing daily net assets for purposes of determining the advisory fee payable, the Fund calculates daily the value of the total assets of the Fund, minus the value of the total liabilities of the Fund, except that the aggregate liquidation preference of Variable Rate Demand Preferred Shares (the “VRDPS”), which is a liability for financial reporting purposes, is not deducted. Effective September 2, 2025, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Expense Caps”) to .97% of average daily net assets. For the year ended October 31, 2025, such waiver amounted to $40,040.

Under the terms of the shareholder inquiry agency agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2025, there was no reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $3,876.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$544	$98,980	$95,582	$3,942	$81

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$321,753,099		$331,543,986
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$444,305,601

Gross unrealized appreciation	$14,358,208
Gross unrealized depreciation	(10,589,353)

Net unrealized appreciation	$3,768,855

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended October 31, 2025.

NOTE D

Common Stock

There are 28,744,936 shares of common stock outstanding at October 31, 2025. During the year ended October 31, 2025 and the year ended October 31, 2024, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Variable Rate Demand Preferred Shares and Variable Rate MuniFund Term Preferred Shares

On October 27, 2025, the Fund used proceeds from the creation of tender option bond (“TOB”) trusts by the Fund to redeem all of its outstanding 2018 Variable Rate MuniFund Term Preferred Shares (“2018 VMTPS”) at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The aggregate amount paid by the Fund in connection with the redemption of the 2018 VMTPS was $88.275 million. The creation of TOB trusts by the Fund permitted the Fund to replace the leverage previously obtained through the 2018 VMTPS with proceeds from the TOB trusts.

On June 6, 2024. the Fund priced and placed $100 million in Variable Rate Demand Preferred Shares (“2024 VRDPS”) pursuant to an offering exempt from registration under the Securities Act of 1933. The Fund issued and sold 4,000 2024 VRDPS having a liquidation preference of $25,000 per share for a total of $100 million in aggregate liquidation preference. The Fund used the proceeds of the 2024 VRDPS issuance, in conjunction with proceeds from the creation of TOB trusts by the Fund, to simultaneously redeem all of its 2019 Variable Rate MuniFund Term Preferred Shares (“2019 VMTPS”) at a redemption price of $25,000 per share, plus accumulated but unpaid dividends. The aggregate amount paid by the Fund in connection with the redemption of the 2019 VMTPS was $143,933,912. The issuance permitted the Fund to replace a substantial portion of the leverage previously obtained through the 2019 VMTPS with the 2024 VRDPS.

During the year ended October 31, 2019, the Fund completed private offerings of 2019 VMTPS and 2018 VMTPS, each having a liquidation preference of $25,000 per share, on August 28, 2019 and December 19, 2018, respectively.

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The Fund issued and sold 5,754 2019 VMTPS and 3,531 2018 VMTPS in its offerings. The 2019 VMTPS and 2018 VMTPS ranked pari passu with each other. The 2024 VRDPS and 2018 VMTPS ranked pari passu with each other. The 2018 VMTPS were subject to a mandatory redemption by the Fund in December 2048. The 2024 VRDPS are subject to a mandatory redemption by the Fund in June 2054.

The 2024 VRDPS and 2018 VMTPS generally do/did not trade, and market quotations are/were generally not available. The 2018 VMTPS paid a variable dividend rate tied to the SIFMA Municipal Swap index (base rate), plus an additional fixed “spread” amount of 0.90%, as established at the time of issuance. Effective April 22, 2021, the spread became 1.05% for the 2018 VMTPS. Effective September 14, 2023, the base rate became 80% of the Secured Overnight Financing Rate (“SOFR”), plus a revised spread of .55% for the 2018 VMTPS. As of October 27, 2025, the dividend rate for the 2018 VMTPS was 3.86%. The 2024 VRDPS dividend rate is calculated using a base rate based on the SIFMA Rate, plus a spread as set by the market in a weekly remarketing process. There is also a liquidity fee and remarketing fee payable by the Fund to the VRDPS liquidity provider and remarketing agent, resulting in a total VRDPS dividend expense to the Fund of 0.24% (expressed as a percentage of the Fund’s net assets), annualized, for the year ended October 31, 2025. As of October 31, 2025, the dividend rate for the 2024 VRDPS was 3.38%. In the Fund’s statement of assets and liabilities, the aggregate liquidation preference of the VRDPS are shown as a liability in accordance with U.S. GAAP because the VRDPS have a stated mandatory redemption date. As of October 31, 2025, the carrying value of the payable for the VRDPS approximated its fair value. If measured at fair value, borrowings under the VRDPS would have been considered as a Level 2 investment. For the year ended October 31, 2025, the average amount of the VMTPS outstanding (through their redemption date) and the daily weighted average dividend rate were $88,275,000 and 4.12%, respectively; the average amount of the VRDPS outstanding and the daily weighted average dividend rate were $100,000,000 and 3.88%, respectively.

Dividends on the VMTPS and VRDPS (which are treated as interest payments for financial reporting purposes) are accrued daily and paid monthly. Unpaid dividends on the VMTPS and VRDPS are recorded as “Interest expense payable” on the statement of assets and liabilities. Dividends accrued on the VMTPS and VRDPS are recorded as a component of “Interest expense, fees and amortization of offering costs” on the statement of operations.

Costs incurred by the Fund in connection with its offering of the VMTPS and VRDPS were recorded as a deferred charge, and are amortized over the first three years of the life of the shares and the amortization is included within “Interest expense, fees and amortization of offering costs” on the statement of operations. The debt issuance costs related to the liability represented by the

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VMTPS and VRDPS under U.S. GAAP are presented as a direct deduction from the liability rather than as an asset on the statement of assets and liabilities, consistent with debt discounts. The Fund included deferred offering costs in “Variable Rate MuniFund Term Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” and “Variable Rate Demand Preferred Shares, at liquidation value (net of unamortized deferred offering cost)” on the statement of assets and liabilities. The VMTPS and VRDPS are treated as equity for tax purposes. During the year ended October 31, 2025, no additional costs were incurred and capitalized by the Fund.

The preferred shareholders, i.e., the holders of the 2024 VRDPS, voting together as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors in the event two years’ dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by the common shareholders and preferred shareholders voting together as a single class. The preferred shareholders vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$147,783	$377,523

Total taxable distributions paid	$147,783	$377,523

Tax-exempt income	13,915,389	11,180,816

Total distributions paid	$14,063,172	$11,558,339

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,154,361
Accumulated capital and other losses	(56,638,431	)(a)
Unrealized appreciation (depreciation)	3,768,855	(b)

Total accumulated earnings (deficit)	$(51,715,215	)(c)

(a)	As of October 31, 2025, the Fund had a net capital loss carryforward of $56,638,431.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender options bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an

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NOTES TO FINANCIAL STATEMENTS (continued)

indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $14,031,270 and a net long-term capital loss carryforward of $42,607,161, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of non-deductible offering costs resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment-grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business

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disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for issuers of securities held by the Fund. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of the municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investment in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and NAV attributable to its common stock. These objectives may not be achieved in all interest-rate environments. Leverage creates certain risks for holders of common stock, including the likelihood of greater volatility of the NAV and market price of the common stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used.

As a result, the amounts available for distribution to common stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the preferred shares or floaters in TOB transactions would increase, which may adversely affect the Fund’s income and distribution to common stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the NAV attributable to the Fund’s common stock and possibly the market value of the shares.

The Fund’s outstanding Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares result in leverage. The Fund may also use other types of financial leverage, including TOB transactions, either in

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NOTES TO FINANCIAL STATEMENTS (continued)

combination with, or in lieu of, the preferred shares. In a TOB transaction, the Fund may transfer a highly rated fixed-rate municipal security into a special purpose entity (typically, a trust). The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term [seven-day] demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a third-party bank or other financial institution (the “liquidity provider”) that allows holders of the floaters to tender their securities in exchange for payment of par plus accrued interest, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider.

The Fund may invest in a TOB trust on either a recourse or non-recourse basis. TOB trusts are typically supported by a liquidity facility provided by the liquidity provider. When the Fund invests in a TOB trust on a non-recourse basis, the Fund will not be subject to an obligation to reimburse the liquidity provider for any losses with respect to the liquidity facility. If the Fund invests in a TOB trust on a recourse basis, the Fund will typically enter into a reimbursement agreement or other arrangement with the Liquidity Provider where the Fund is required to reimburse the liquidity provider for any losses with respect to the liquidity facility. As a result, if the Fund invests in a TOB trust on a recourse basis, the Fund could suffer losses in excess of the value of its residual inverse floaters. See Note H to the financial statements for more information about TOB transactions.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Because the advisory fees received by the Adviser are based on the total net assets of the Fund (including assets supported by the proceeds of the Fund’s outstanding preferred shares), the Adviser has a financial incentive for the Fund to keep its preferred shares outstanding, which may create a conflict of interest between the Adviser and the common shareholders of the Fund.

Tax Risk—There is no guarantee that the income on the Fund’s municipal securities will be exempt from regular federal income and state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities,

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NOTES TO FINANCIAL STATEMENTS (continued)

litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Fund shareholders could be recharacterized as taxable. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk,

ABFunds.com	AllianceBernstein National Municipal Income Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be magnified in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline. Derivatives and securities involving substantial market and credit risk tend to involve greater illiquid investments risk than most other types of investments. The Fund is subject to illiquid investments risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade than other types of securities. Illiquid securities may also be difficult to value.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating

44 AllianceBernstein National Municipal Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2025, the amount of the Fund’s Floating Rate Notes outstanding was $132,125,000 and the related interest rate was 3.25% to 4.07%. For the year ended October 31, 2025, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $48,117,247 and 3.45%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing. For the year ended October 31, 2025, the Fund did not engage in such transactions.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AllianceBernstein National Municipal Income Fund 45

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 12.57	$ 10.84	$ 11.29	$ 15.26	$ 14.94

Income From Investment Operations

Net investment income(a)(b)	.51	.41	.40	.57	.63

Net realized and unrealized gain (loss) on investment transactions	(.39)	1.72	(.45)	(3.96)	.33

Net increase (decrease) in net asset value from operations	.12	2.13	(.05)	(3.39)	.96

Less: Dividends and Distributions to Common Shareholders from

Net investment income	(.49)	(.40)	(.40)	(.58)	(.64)

Net asset value, end of period	$ 12.20	$ 12.57	$ 10.84	$ 11.29	$ 15.26

Market value, end of period	$ 10.99	$ 11.31	$ 9.07	$ 10.22	$ 14.66

Discount, end of period	(9.92)%	(10.02)%	(16.33)%	(9.48)%	(3.93)%

Total Return

Total investment return based on:(c)

Market value	1.70%	29.33%	(7.75)%	(26.92)%	12.79%

Net asset value	1.58%	20.27%	(.20)%	(22.45)%	6.71%

Ratios/Supplemental Data

Net assets applicable to common shareholders, end of period (000’s omitted)	$350,811	$361,431	$311,651	$324,485	$438,683

Variable Rate Demand Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	$100,000	$100,000	$– 0	–	$– 0	–	$– 0	–

Asset coverage per share	$112,693	$72,992	$– 0	–	$– 0	–	$– 0	–

Variable Rate MuniFund Term Preferred Shares:

Liquidation value ($25,000 per share) (000’s omitted)	$– 0	–	$88,275	$232,125	$232,125	$232,125

Asset coverage per share	$– 0	–	$72,992	$58,565	$59,947	$72,246

Ratio to average net assets applicable to common shareholders of:

Expenses, net of waivers/reimbursements(d)	3.66%	3.99%	3.80%	2.15%	1.56%

Expenses, before waivers/reimbursements(d)	3.68%	3.99%	3.80%	2.15%	1.56%

Net investment income(b)	4.30%	3.27%	3.28%	4.18%	4.08%

Portfolio turnover rate	56%	32%	55%	18%	5%

Asset coverage ratio	451%	292%	234%	240%	289%

See footnote summary on page 47.

46 AllianceBernstein National Municipal Income Fund	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2025	2024	2023	2022	2021
Net of waivers/reimbursements	.97%	1.02%	1.03%	.99%	.94%
Before waivers/reimbursements	.98%	1.02%	1.04%	.99%	.94%

See notes to financial statements.

ABFunds.com	AllianceBernstein National Municipal Income Fund 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein National Municipal Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers

48 AllianceBernstein National Municipal Income Fund	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2025

ABFunds.com	AllianceBernstein National Municipal Income Fund 49

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For foreign shareholders, 43.71% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $13,915,389 as exempt-interest dividends for the year ended October 31, 2025.

The Fund designates $77,512 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

50 AllianceBernstein National Municipal Income Fund	ABFunds.com

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

ABFunds.com	AllianceBernstein National Municipal Income Fund 51

ADDITIONAL INFORMATION (continued)

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170.

52 AllianceBernstein National Municipal Income Fund	ABFunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chair Jorge A. Bermudez(1) R. Jay Gerken(1) Jeffrey R. Holland(1)	Jeanette W. Loeb(1) Carol C. McMullen(1) Alexander Chaloff Emilie D. Wrapp

OFFICERS

Onur Erzan, President and Chief
Executive Officer

Daryl Clements(2), Vice President

Matthew J. Norton(2), Vice President

Andrew D. Potter(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior
Vice President

Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Independent Registered Public

Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are Messrs. Clements, Norton and Potter.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 8, 2025, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

ABFunds.com	AllianceBernstein National Municipal Income Fund 53

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Alexander Chaloff,# 66 Hudson Boulevard East New York, NY 10001 54 (2025)	Senior Vice President of the Adviser with which he has been associated since prior to 2020. He has been Chief Investment Officer and Head of Investment & Wealth Strategies of Bernstein Private Wealth Management since April 2023. He previously served as Co-Head of the Investment Strategy Group since 2020. Prior to joining Bernstein Private Wealth Management in 2005, he was a managing director at Wilshire Associates, a leading global investment consultant, serving on the firm’s investment committee. He serves as President and Chief Executive Officer of the SCB Funds, Bernstein Funds and AMMAF since April 2023. He has served as a director or trustee of the Unitary Board since January 2025 and has served as a director or trustee of the AB Funds Complex since March 2025.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chair of the Board 73 (2008)	Private Investor since prior to 2020. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He has served as Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committees of such funds from 2008 to February 2023. He has served as a director or trustee and Chair of the AB Funds Complex and Chair of the Independent Directors Committees of the AB Funds Complex since January 2025.	91	None

ABFunds.com	AllianceBernstein National Municipal Income Fund 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 74 (2020)	Private Investor since prior to 2020. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020. He has served as director or trustee of the AB Funds Complex since January 2025.	91	Moody’s Corporation since April 2011

56 AllianceBernstein National Municipal Income Fund	ABFunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

R. Jay Gerken,## 74 (2025)	Private Investor since prior to 2020. Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993. He was Chair of the SCB Funds Board and the AMMAF Board from July 2023 to December 2024; he has served as a director or trustee of Sanford C. Bernstein Fund, Inc. and Bernstein Fund, Inc. (the “SCB Funds”) from July 2013 and AB Multi-Manager Alternative Fund (“AMMAF”) from December 2018 and served as Chair of the Audit Committees of the SCB Funds from July 2018 to June 2023 and Chair of the Audit Committee of AMMAF from December 2018 to June 2023. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	Associated Banc-Corp

ABFunds.com	AllianceBernstein National Municipal Income Fund 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,## 59 (2025)	Private Investor since prior to 2020. Formerly, Limited Partner of Brown Brothers Harriman & Co. from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman & Co. from 2006 to 2013. He has served as a director or trustee of the SCB Funds and AMMAF since September 2019 and served as Chair of the Audit Committees of such Funds since July 2023 to December 2024. He has served as a director or trustee of the AB Funds Complex since January 2025.	91	None

Jeanette W. Loeb,## 73 (2020)	Private Investor since prior to 2020. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AMMAF from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and has served as Chair of the Governance and Nominating Committees of the AB Funds since August 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Governance and Nominating Committees of the AB Funds Complex since January 2025.	91	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 70 (2016)	Private Investor since prior to 2020. Formerly, a Member of the Advisory Board of Butcher Box from 2018 until March 2025, where she also served as Advisory Board Chair from June 2023 until March 2025; Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016, and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and has served as Chair of the Audit Committees of such Funds since February 2023. She has served as a director or trustee of the AB Funds Complex and as Chair of the Audit Committees of the AB Funds Complex since January 2025.	91	None

ABFunds.com	AllianceBernstein National Municipal Income Fund 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Emilie D. Wrapp 70 (2025)	Private Investor since July 2023. Formerly, Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”) since prior to 2020 until June 2023. She has served as a member of the Advisory Board to the AB Funds from January 2024 to December 2024 (to May 2025 with respect to AllianceBernstein National Municipal Income Fund, Inc. and AllianceBernstein Global High Income Fund, Inc.). She served as a director or trustee of the Unitary Board since January 2025, and has served as a director or trustee of the AB Funds Complex since May 2025.	91	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 66 Hudson Boulevard East, New York, NY 10001.

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Chaloff is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

60 AllianceBernstein National Municipal Income Fund	ABFunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 49	President and Chief Executive Officer	Senior Vice President of the Adviser**, with which he has been associated since January 2021, and Head of Global Client Group and Head of Bernstein Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as other product strategy, management and development worldwide. President and Chief Executive Officer of the AB Mutual Funds, the Fund and AllianceBernstein Global High Income Fund, Inc. (“AGHIF”) since April 2021 and the AB ETFs as of May 2022. Director of AB Funds from April 2021 to December 2024, and from April 2021 to March 2025 with respect to the Fund and AGHIF. He is also a member of the Equitable Holdings Management Committee. Prior to joining the Adviser in January 2021, he spent over 19 years with McKinsey (management and consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics, and digital assets and capabilities) globally.

Daryl Clements 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

Matthew J. Norton 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

Nancy E. Hay 53	Secretary	Senior Vice President and Associate General Counsel of the Adviser**, with which she has been associated since prior to 2020 and Assistant Secretary of ABI**.

ABFunds.com	AllianceBernstein National Municipal Income Fund 61

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Michael B. Reyes 49	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2020.

Stephen M. Woetzel 54	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2020.

Phyllis J. Clarke 64	Controller	Vice President of ABIS**, with which she has been associated since prior to 2020.

Jennifer Friedland 51	Chief Compliance Officer	Senior Vice President of the Adviser** with which she has been associated since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022) and Director of Subadvisory Fund Compliance. Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Fund’s Officers is 66 Hudson Boulevard East New York, NY 10001.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

62 AllianceBernstein National Municipal Income Fund	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AllianceBernstein National Municipal Income Fund 63

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. The directors noted that historically, including in the most recent fiscal year of the Fund, the Adviser has not requested such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the periods reviewed and determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. The directors took into consideration the Adviser’s proposal to implement a voluntary expense cap that would lower the Fund’s current total expense ratio by five basis points.

The directors noted that the Fund’s Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund’s preferred stock), which the directors considered appropriate because the Adviser is responsible for investing the assets supported by the preferred stock. The directors also compared the Fund’s contractual advisory fee rate with the fee rates charged by the Adviser for advising several open-end funds that invest in municipal securities and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their consideration of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund (including assets supported by the Fund’s preferred stock) in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

ABFunds.com	AllianceBernstein National Municipal Income Fund 65

advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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INFORMATION REGARDING INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS

Recent Changes to Investment Objective, Investment Policies and Principal Risks

The following is a summary of certain material changes to the Fund’s investment objective, investment policies and principal risks during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

Investment Objective

The investment objective of the Fund is to seek to provide high current income exempt from regular federal income tax.

The investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940.

Investment Policies

Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal income tax. As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in municipal bonds paying interest that is exempt from regular federal income taxes. The Fund will normally invest at least 75% of its net assets in municipal bonds that, at the time of investment, are of investment grade quality or unrated municipal securities considered to be of comparable quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody’s, S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser. The Fund may invest up to 25% of its net assets in municipal bonds that, at the time of investment, are rated below investment grade by Moody’s, S&P or Fitch or, if unrated, determined to be of comparable quality by the Adviser. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or the Adviser subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Adviser may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

ABFunds.com	AllianceBernstein National Municipal Income Fund 67

While the Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the federal alternative minimum tax (“AMT”), it may invest without limit in municipal bonds that pay interest that is subject to the AMT. Investors who are subject to the AMT or would become subject to the AMT by investing in the Fund’s preferred stock should consult with their tax advisers before purchasing such preferred stock. In addition, any capital gain dividends will be subject to capital gains taxes.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company’s expenses in addition to the Fund’s own expenses.

The Fund may purchase municipal bonds that are subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody’s, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund’s common stock. For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal income taxes.

The Fund’s investment objective, its policy of investing at least 80% of its net assets in municipal bonds, and its investment restrictions are fundamental and, under the Investment Company Act of 1940, cannot be changed without the approval of a “majority of the outstanding” voting shares of the Fund. A “majority of the outstanding” voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund’s investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding shares of the Fund’s common stock and preferred stock voting together and a majority of the outstanding preferred stock voting separately by class. Unless stated otherwise, the Fund’s investment policies are not fundamental and thus can be changed without a stockholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes

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in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

Principal Investment Risks

See the earlier description of the Fund’s risks under “Disclosures and Risks.”

Fundamental Investment Restrictions

Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a “majority of the outstanding” voting shares of the Fund and of the holders of a “majority of the outstanding” preferred stock of the Fund voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not:

1.

Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2.

Purchase or sell real estate, although it may purchase securities (including municipal bonds) secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

3.	Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; or (ii) the use of repurchase agreements.

4.

Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Fund’s Prospectus and Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

5.

Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act and specifically the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund’s Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue preferred stock with such prefer-

ABFunds.com	AllianceBernstein National Municipal Income Fund 69

ences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as are determined by the Fund’s Board of Directors, if after such issuance there is asset coverage of at least 225% as defined in the 1940 Act.

6.

Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

7.

Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

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NOTES

ABFunds.com	AllianceBernstein National Municipal Income Fund 71

NOTES

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ABNMIF-0151-1025

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 16(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AllianceBernstein National Municipal Income Fund	2024	$44,533	$8,000	$17,840
	2025	$44,533	$—	$20,616

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AllianceBernstein National Municipal Income Fund	2024	$2,050,146	$25,840
			$(8,000)
			$(17,840)
	2025	$1,645,060	$20,616
			$—
			$(20,616)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez Carol C. McMullen R. Jay Gerken Emilie D. Wrapp	Garry L. Moody Jeanette Loeb Jeffrey R. Holland

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Matthew Norton, Andrew Potter and Daryl Clements are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Matthew Norton – Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

Andrew Potter – Vice President of AB	Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

Daryl Clements – Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2025.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Managers	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Matthew Norton, Andrew Potter, Daryl Clements	21	$24,657,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Managers	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Matthew Norton, Andrew Potter, Daryl Clements	None	None	None	None

OTHER ACCOUNTS
Portfolio Managers	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performa Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Matthew Norton, Andrew Potter, Daryl Clements	15,505	$61,943,000,000	2	$93,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive

Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2025 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Matthew Norton Andrew Potter Daryl Clements	None None None

ITEM 9. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

+	Materiality of the mentioned ESG or climate issue for the company’s business

+	The company’s current practice, policy and framework

+	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

+

Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

+	How does the proposal add value for the shareholders?

We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy or would occupy following the vote: four (4) or more outside public company board seats for non-CEOs, three (3) or more outside public company board seats for the sitting CEO of the company in question and two (2) or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.

Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.

Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

10. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12. Majority Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

14. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

16. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

30. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

36. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40. Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

41. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two -tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44. Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

51. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61. Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66. Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

+	Explanation for eliminating the in-person meeting;

+	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

+	How to submit and ask questions;

+	How the company plans to mimic a real-time in-person question and answer session; and

+	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

69. Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

73. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79. Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

80. Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship , and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

+	Publicly-traded clients of AB;

+	Publicly-traded companies that distribute AB mutual funds;

+	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

+	Publicly-traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;

+	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

+	Publicly-traded affiliated companies;

+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+	Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and

+	Any other company subject to a material conflict of which a Committee member becomes aware[4].

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

+	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

+

If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

+	Recuse or “wall-off” certain personnel from the proxy voting process;

+	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

+	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team review the ballots via ISS’s web platform, ProxyExchange, and complete the ballots for any proposals where our Policy involves a case-by-case assessment. In addition, all AB’s proxy votes are double-checked by an offshore compliance team to verify that they are being voted in-line with our Policy. Using ProxyExchange, the members of Responsibility team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

Shareholder Proposal		For	Against	Case-by-Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+

Shareholder Proposal		For	Against	Case-by-Case
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Workplace: Diversity	+
+	Workplace: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?
		☐ Yes	☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote on consistent with our client’s recommended vote?
		☐ Yes	☐ No
Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes	☐ No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared By:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

AB Conflicts Officer	Print Name:
Date:	Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

ITEM 10. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 11. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 12. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 13. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 14. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 15. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 16. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

16(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

16(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

16(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

16(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 30, 2025